Waddell & Reed Advisors Funds
                    Value Fund

                    Annual
                    Report
                    -----------------
                    June 30, 2002

CONTENTS

         3     Manager's Discussion

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        14     Statement of Assets and Liabilities

        15     Statement of Operations

        16     Statement of Changes in Net Assets

        17     Financial Highlights

        21     Notes to Financial Statements

        27     Independent Auditors' Report

        28     Income Tax Information

        29     Directors & Officers

        38     Annual Privacy Notice

        40     Householding Notice





This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Value Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Value Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
------------------------------------------------------------------
  JUNE 30, 2002

An interview with Harry M. Flavin and Cynthia P. Prince-Fox, portfolio managers of Waddell & Reed Advisors Value Fund, Inc.

This report relates to the operation of Waddell & Reed Advisors Value Fund, Inc. for the fiscal year ended June 30, 2002. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
Although on an absolute basis the results were a bit disappointing, the Fund did slightly outperform its benchmark index before the impact of sales load, while underperforming its benchmark index when considering the impact of sales load. The Class A shares of the Fund declined 8.30 percent, before the impact of sales load and, with the sales load impact, declined 13.57 percent. This compares with the Russell 1000 Value Index (reflecting the performance of securities that generally represent the value sector of the stock market), which declined 8.93 percent during the period, and the Lipper Multi-Cap Value Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 10.26 percent during the period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?
The most significant drag on performance came in our investments in the pharmaceutical and telecommunications areas. On the telecommunications side, we underestimated how quickly, and how much, capital spending would fall, impacting a sector that had significant amounts of debt. Pharmaceutical companies came under pressure, with increased investor concerns over government intervention on pricing and a number of drugs facing increasing generic competition. Our ongoing philosophy is to attempt to find good businesses trading at discounts to their intrinsic value. We try to identify good companies based on a number of different valuation metrics, such as where the price of the stock is selling relative to its underlying book value, or its ability to generate cash to return to shareholders. We believe our tools helped us identify some quality investments. We also made well-timed investments in a number of defense companies, where profitability had been hampered for a decade and we felt that returns were set to improve as government spending on defense began increasing at a rapid pace.

What other market conditions or events influenced the Fund's performance during the fiscal year?
A wide variety of events have combined to provide some positive and some negative impact on the markets in general. The most noteworthy negative came from the tragic attacks in September and the subsequent implications for the U.S., in general, as we continue to wage a war against terrorism. The second most important negative impact has been the discovery of fraudulent accounting practices by a number of large corporations. Unfortunately these discoveries have been occurring for several quarters, weighing heavily on investor confidence. On the positive side, the Federal Reserve has responded with further easing in both monetary and fiscal policy, in hopes of lending support to the overall economy. This, coupled with lower energy prices, has helped to maintain consumer-spending trends. In summary, negatives have clearly outweighed the positives and the markets have responded accordingly.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We either avoided or reduced positions in sectors where we thought the earnings risk was significant and where we felt valuations still reflected unrealistic expectations. We believe that the correct posture for a period of decelerating economic growth should include elements of value, earnings stability, diversification and cash reserves.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Overall, we moved the portfolio to a more defensive position by increasing our weightings in consumer staples, defense and pharmaceuticals. While our investments in some pharmaceutical companies were not as timely as we would have hoped, we do believe that, over the long term, the underlying intellectual property value and their high returns on invested capital should result in good returns over time for some of these companies. We feel as if value has also emerged in companies with extraordinarily good business economics that have recently undergone price corrections, making them look attractive to us when we calculate the intrinsic value of their franchises. We intend to continue to focus on value, earnings stability and diversification as the year progresses.

Respectfully,


Harry M. Flavin
Cynthia P. Prince-Fox
Managers
Waddell & Reed Advisors
Value Fund, Inc.

Please note that Cynthia P. Prince-Fox became co-manager of the Fund in January 2002.

Comparison of Change in Value of $10,000 Investment

                        Waddell
                         & Reed                    Lipper
                       Advisors                 Multi-Cap
                          Value    Russell          Value
                    Fund, Inc.,       1000          Funds
                        Class A      Value       Universe
                         Shares      Index        Average
                      ---------  ---------     ----------
     12-15-00  Purchase   9,425        ---            ---
     12-31-00             9,991     10,000         10,000
     06-30-01            10,198      9,869         10,229
     06-30-02             9,352      8,988          9,179

===== Waddell & Reed Advisors Value Fund, Inc., Class A Shares(1) -- $9,352 +++++ Russell 1000 Value Index(2) -- $8,988
----- Lipper Multi-Cap Value Funds Universe Average(2) -- $9,179

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
(2)Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of January 1, 2001.

Average Annual Total Return(3)
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------

1-year period ended
   6-30-02          -13.57%    -12.83%   -8.91%    -7.85%
Since inception of
   Class(4) through
   6-30-02           -4.26%     -4.01%   -1.24%    -0.07%

(3)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it applies for Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(4)12-15-00 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF VALUE FUND
------------------------------------------------------------------
Value Fund

GOAL
Seeks long-term capital appreciation.

Strategy
Invests, for the long term, in the common stocks of large-cap U.S. and foreign companies. The Fund seeks to invest in stocks that are, in the opinion of the Fund's investment manager, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation.

Founded
2000

Scheduled Dividend Frequency
Annually (December)


Performance Summary -- Class A Shares
           Per Share Data
For the Fiscal Year Ended June 30, 2002
---------------------------------------------
Dividend paid               $0.03
                           ======
Net asset value on

   6-30-02                 $ 9.89
   6-30-01                  10.82
                           ------
Change per share           $(0.93)
                           ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF VALUE FUND
------------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.
Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 6-30-02    -13.57%      -8.30%          -12.83%       -9.19%
 5-year period
  ended 6-30-02      ---          ---             ---           ---
10-year period
  ended 6-30-02      ---          ---             ---           ---
Since inception
  of Class (F)      -4.26%      -0.51%           -4.01%       -1.43%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F)12-15-00 for Class A shares and Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return(A)
Period            Class C (B)  Class Y (C)
------           -----------  -----------
 1-year period
  ended 6-30-02     -8.91%      -7.85%
 5-year period
  ended 6-30-02      ---          ---
10-year period
  ended 6-30-02      ---          ---
Since inception
  of Class (D)      -1.24%      -0.07%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)12-15-00 for Class C shares and Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF VALUE FUND
------------------------------------------------------------------
Portfolio Highlights

On June 30, 2002, Waddell & Reed Advisors Value Fund, Inc. had net assets totaling $346,752,702 invested in a diversified portfolio of:

 86.48%  Common Stocks
 12.80%  Cash and Cash Equivalents
  0.72%  Preferred Stock

As a shareholder of Waddell & Reed Advisors Value Fund, Inc., for every $100 you had invested on June 30, 2002, your Fund owned:

 $14.14  Financial Services Stocks
  12.80  Cash and Cash Equivalents
  12.21  Consumer Goods Stocks
  10.29  Utilities Stocks
   8.59  Energy Stocks
   8.16  Health Care Stocks
   7.95  Technology Stocks
   6.75  Shelter Stocks
   4.02  Consumer Services Stocks
   3.30  Retail Stocks
   3.20  Business Equipment and Services Stocks
   2.49  Multi-Industry Stocks
   2.42  Raw Materials Stocks
   2.11  Capital Goods Stocks
   0.85  Transportation Stocks
   0.72  Preferred Stock

THE INVESTMENTS OF VALUE FUND
     June 30, 2002

                                              Shares          Value

COMMON STOCKS
Aircraft - 6.58%
 Lockheed Martin Corporation  ............    72,500   $  5,038,750
 Northrop Grumman Corporation  ...........    68,900      8,612,500
 Raytheon Company  .......................   225,000      9,168,750
                                                       ------------
                                                         22,820,000
                                                       ------------

Banks - 3.13%
 Bank of America Corporation  ............    30,000      2,110,800
 Morgan (J.P.) Chase & Co.  ..............   207,800      7,048,576
 U.S. Bancorp  ...........................    72,500      1,692,875
                                                       ------------
                                                         10,852,251
                                                       ------------

Broadcasting - 0.74%
 Clear Channel Communications, Inc.*  ....    80,000      2,561,600
                                                       ------------

Business Equipment and Services - 3.20%
 Dun & Bradstreet Corporation (The)*  ....   100,000      3,305,000
 First Data Corporation  .................   100,000      3,720,000
 Pitney Bowes Inc.  ......................   103,000      4,091,160
                                                       ------------
                                                         11,116,160
                                                       ------------

Capital Equipment - 2.11%
 Caterpillar Inc.  .......................    81,000      3,964,950
 Ingersoll-Rand Company Limited, Class A      73,400      3,351,444
                                                       ------------
                                                          7,316,394
                                                       ------------

Chemicals -- Specialty - 1.49%
 Air Products and Chemicals, Inc.  .......   102,700      5,183,269
                                                       ------------

Communications Equipment - 1.37%
 Cisco Systems, Inc.*  ...................   340,000      4,741,300
                                                       ------------


See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF VALUE FUND
     June 30, 2002

                                              Shares          Value

COMMON STOCKS (Continued)
Cosmetics and Toiletries - 0.81%
 Estee Lauder Companies Inc. (The),
   Class A ...............................    80,000   $  2,816,000
                                                       ------------

Food and Related - 4.75%
 ConAgra Foods, Inc.  ....................   280,400      7,753,060
 Dean Foods Company*  ....................   130,000      4,849,000
 Sara Lee Corporation  ...................   187,700      3,874,128
                                                       ------------
                                                         16,476,188
                                                       ------------

Forest and Paper Products - 5.47%
 Boise Cascade Corporation  ..............   100,000      3,453,000
 Jefferson Smurfit Group, ADR  ...........   100,000      3,150,000
 Sealed Air Corporation*  ................   192,500      7,751,975
 Temple-Inland Inc.  .....................    80,000      4,628,800
                                                       ------------
                                                         18,983,775
                                                       ------------

Health Care -- Drugs - 4.83%
 Abbott Laboratories  ....................   213,600      8,042,040
 Pharmacia Corporation  ..................   232,700      8,714,615
                                                       ------------
                                                         16,756,655
                                                       ------------

Health Care -- General - 3.33%
 Becton, Dickinson and Company  ..........    55,000      1,894,750
 Bristol-Myers Squibb Company  ...........   216,500      5,564,050
 Wyeth  ..................................    80,000      4,096,000
                                                       ------------
                                                         11,554,800
                                                       ------------

Household -- General Products - 1.59%
 Kimberly-Clark Corporation  .............    88,700      5,499,400
                                                       ------------

Household -- Major Appliances - 1.22%
 Maytag Corporation  .....................    99,000      4,222,350
                                                       ------------


See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF VALUE FUND
     June 30, 2002

                                              Shares          Value

COMMON STOCKS (Continued)
Insurance -- Property and Casualty - 5.67%
 American International Group, Inc.  .....    79,850   $  5,448,165
 Berkshire Hathaway Inc., Class B*  ......     4,300      9,606,200
 Chubb Corporation (The)  ................    65,000      4,602,000
                                                       ------------
                                                         19,656,365
                                                       ------------

Leisure Time Industry - 1.39%
 Cendant Corporation*  ...................   187,040   $  2,970,195
 Walt Disney Company (The)  ..............    97,500      1,842,750
                                                       ------------
                                                          4,812,945
                                                       ------------

Mining - 0.93%
 Newmont Mining Corporation  .............   122,000      3,212,260
                                                       ------------

Motion Pictures - 0.74%
 AOL Time Warner Inc.*  ..................   175,000      2,574,250
                                                       ------------

Motor Vehicle Parts - 1.09%
 American Axle & Manufacturing
   Holdings, Inc.* .......................    75,000      2,230,500
 Eaton Corporation  ......................    21,200      1,542,300
                                                       ------------
                                                          3,772,800
                                                       ------------

Multiple Industry - 2.49%
 3M Company  .............................    24,500      3,013,500
 General Electric Company  ...............   104,000      3,021,200
 Honeywell International Inc.  ...........    74,000      2,607,020
                                                       ------------
                                                          8,641,720
                                                       ------------

Petroleum -- Domestic - 4.19%
 Anadarko Petroleum Corporation  .........    52,500      2,588,250
 Burlington Resources Inc.  ..............   155,200      5,897,600
 OCCIDENTAL PETROLEUM CORPORATION  .......   201,500      6,042,985
                                                       ------------
                                                         14,528,835
                                                       ------------


See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF VALUE FUND
     June 30, 2002

                                              Shares          Value

COMMON STOCKS (Continued)
Petroleum -- International - 4.40%
 Amerada Hess Corporation  ...............    60,800   $  5,016,000
 BP Amoco p.l.c., ADR  ...................    45,000      2,272,050
 Exxon Mobil Corporation  ................   154,200      6,309,864
 Royal Dutch Petroleum Company, NY Shares     30,000      1,658,100
                                                       ------------
                                                         15,256,014
                                                       ------------

Publishing - 1.15%
 McGraw-Hill Companies, Inc. (The)  ......    23,000      1,373,100
 Washington Post Company (The), Class B  .     4,800      2,616,000
                                                       ------------
                                                          3,989,100
                                                       ------------

Real Estate Investment Trusts - 1.28%
 Equity Office Properties Trust  .........    42,000      1,264,200
 ProLogis Trust  .........................    15,190        394,940
 Vornado Realty Trust  ...................    60,000      2,772,000
                                                       ------------
                                                          4,431,140
                                                       ------------

Restaurants - 1.19%
 McDonald's Corporation  .................   145,000      4,125,250
                                                       ------------

Retail -- General Merchandise - 1.19%
 Federated Department Stores, Inc.*  .....   103,700      4,116,890
                                                       ------------

Retail -- Specialty Stores - 0.92%
 RadioShack Corporation  .................   106,100      3,189,366
                                                       ------------

Security and Commodity Brokers - 5.34%
 American Express Company  ...............   126,700      4,601,744
 Fannie Mae  .............................    60,000      4,425,000
 Goldman Sachs Group, Inc. (The)  ........    20,000      1,467,000
 Merrill Lynch & Co., Inc.  ..............    90,400      3,661,200
 Prudential Financial, Inc.*  ............   130,700      4,360,152
                                                       ------------
                                                         18,515,096
                                                       ------------


See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF VALUE FUND
     June 30, 2002

                                              Shares          Value

COMMON STOCKS (Continued)
Tobacco - 2.75%
 Philip Morris Companies Inc.  ...........   179,160   $  7,825,709
 UST Inc.  ...............................    50,000      1,700,000
                                                       ------------
                                                          9,525,709
                                                       ------------

Trucking and Shipping - 0.85%
 Hunt (J.B.) Transport Services, Inc.*  ..   100,000      2,951,000
                                                       ------------

Utilities -- Electric - 4.34%
 Allegheny Energy, Inc.  .................   161,700      4,163,775
 American Electric Power Company, Inc.  ..    75,900      3,037,518
 Cinergy Corp.  ..........................    50,000      1,799,500
 Exelon Corporation  .....................    65,000      3,399,500
 PPL Corporation  ........................    80,000      2,646,400
                                                       ------------
                                                         15,046,693
                                                       ------------

Utilities -- Gas and Pipeline - 1.21%
 FirstEnergy Corp.  ......................   125,400      4,185,852
                                                       ------------

Utilities -- Telephone - 4.74%
 ALLTEL Corporation  .....................    40,000      1,880,000
 BellSouth Corporation  ..................    55,000      1,732,500
 Cox Communications, Inc., Class A*  .....   242,100      6,669,855
 SBC Communications Inc.  ................   138,000      4,209,000
 Verizon Communications Inc.  ............    48,500      1,947,275
                                                       ------------
                                                         16,438,630
                                                       ------------

TOTAL COMMON STOCKS - 86.48%                           $299,870,057
 (Cost: $304,657,500)

PREFERRED STOCK - 0.72%
Forest and Paper Products
 Sealed Air Corporation, $2,
   Convertible ...........................    61,400   $  2,508,190
                                                       ------------
 (Cost: $2,601,755)


See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF VALUE FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals -- Petroleum and Inorganic - 0.09%
 du Pont (E.I.) de Nemours and Company,
   1.6863%, Master Note ..................   $   309   $    309,000
                                                       ------------

 Food and Related - 1.51%
 Alcon Finance PLC (Nestle Capital Corp.),
   1.73%, 7-11-02 ........................     4,500      4,497,838
 General Mills, Inc.,
   1.99%, Master Note ....................       735        735,000
                                                       ------------
                                                          5,232,838
                                                       ------------

 Health Care -- Drugs - 2.01%
 GlaxoSmithKline Finance plc,
   1.75%, 8-13-02 ........................     7,000      6,985,368
                                                       ------------

 Household -- General Products - 2.88%
 Procter & Gamble Company (The),
   1.73%, 7-22-02 ........................    10,000      9,989,908
                                                       ------------

 Publishing - 2.30%
 Tribune Co.,
   1.85%, 7-30-02 ........................     7,980      7,968,108
                                                       ------------

 Restaurants - 2.18%
 McDonald's Corporation,
   1.73%, 7-1-02 .........................     7,543      7,543,000
                                                       ------------

Total Commercial Paper - 10.97%                          38,028,222

Municipal Obligations
 California - 2.02%
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   2.0%, 7-1-02 ..........................     7,000      7,000,000
                                                       ------------


See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF VALUE FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (Continued)
Municipal Obligations (Continued)
 Washington - 0.56%
 Washington State Housing Finance Commission,
   Taxable Variable Rate Demand Multifamily
   Revenue Bonds (Mill Pointe Apartments Project),
   Series 1999B (U.S. Bank, National Association),
   1.9%, 7-1-02 ..........................   $ 1,935   $  1,935,000
                                                       ------------

Total Municipal Obligations - 2.58%                       8,935,000

TOTAL SHORT-TERM SECURITIES - 13.55%                   $ 46,963,222
 (Cost: $46,963,222)

TOTAL INVESTMENT SECURITIES - 100.75%                  $349,341,469
 (Cost: $354,222,477)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.75%)      (2,588,767)

NET ASSETS - 100.00%                                   $346,752,702


Notes to Schedule of Investments
*No income dividends were paid during the preceding 12 months.

 See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

 See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     VALUE FUND
     June 30, 2002
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities - at value
   (Notes 1 and 4) .................................     $349,341
 Cash  .............................................            1
 Receivables:
   Investment securities sold ......................        3,510
   Fund shares sold ................................        1,088
   Dividends and interest ..........................          396
 Prepaid insurance premium (Note 2)  ...............            1
                                                         --------
    Total assets  ..................................      354,337
LIABILITIES                                              --------
 Payable for investment securities purchased  ......        6,279
 Payable to Fund shareholders  .....................        1,076
 Accrued shareholder servicing (Note 3)  ...........          109
 Accrued service fee (Note 3)  .....................           53
 Accrued management fee (Note 3)  ..................           34
 Accrued distribution fee (Note 3)  ................           11
 Accrued accounting services fee (Note 3) ..........            6
 Other  ............................................           16
                                                         --------
    Total liabilities  .............................        7,584
                                                         --------
      Total net assets .............................     $346,753
NET ASSETS                                               ========
 $0.001 par value capital stock:
   Capital stock ...................................     $     35
   Additional paid-in capital ......................      371,520
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income..          696
   Accumulated undistributed net realized loss on
    investment transactions  .......................      (20,617)
   Net unrealized depreciation in value of
    investments  ...................................       (4,881)
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $346,753
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  ..........................................        $9.89
 Class B  ..........................................        $9.78
 Class C  ..........................................        $9.80
 Class Y  ..........................................        $9.91
Capital shares outstanding:
 Class A  ..........................................       28,888
 Class B  ..........................................        3,403
 Class C  ..........................................        1,910
 Class Y  ..........................................          905
Capital shares authorized ........................      1,000,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     VALUE FUND
     For the Fiscal Year Ended June 30, 2002
     (In Thousands)

INVESTMENT INCOME
 Income (Note 1B):
   Dividends (net of foreign withholding taxes of $17)   $  3,958
   Interest and amortization .......................        1,104
                                                         --------
    Total income  ..................................        5,062
                                                         --------
 Expenses (Note 3):
   Investment management fee .......................        1,847
   Shareholder servicing:
     Class A  ......................................          683
     Class B  ......................................          131
     Class C  ......................................           56
     Class Y  ......................................            7
   Service fee:
     Class A  ......................................          501
     Class B  ......................................           62
     Class C  ......................................           38
   Distribution fee:
     Class A  ......................................           42
     Class B  ......................................          186
     Class C  ......................................          115
   Registration fees ...............................          155
   Accounting services fee .........................           58
   Custodian fees ..................................           19
   Audit fees ......................................           14
   Legal fees ......................................            2
   Other............................................          100
                                                         --------
       Total expenses ..............................        4,016
                                                         --------
       Net investment income  ......................        1,046
                                                         --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTES 1 AND 4)
 Realized net loss on investments  .................      (20,212)
 Unrealized depreciation in value of investments
   during the period ...............................       (8,343)
                                                         --------
   Net loss on investments .........................      (28,555)
                                                         --------
    Net decrease in net assets resulting from
      operations ...................................     $(27,509)
                                                         ========


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     VALUE FUND
     (In Thousands)

                                                           For the
                                                 For the period from
                                                  fiscal December 15,
                                                   year    2000(1)
                                                  ended    through
                                                 June 30,  June 30,
                                                   2002      2001
INCREASE (DECREASE) IN NET ASSETS               --------- ---------
 Operations:
   Net investment income ............          $  1,046    $   358
   Realized net loss on investments .           (20,212)      (405)
   Unrealized appreciation
    (depreciation)  .................            (8,343)     3,462
                                                --------  --------
    Net increase (decrease) in net assets
      resulting from operations .....           (27,509)     3,415
                                                --------  --------
 Distributions to shareholders from
   net investment income (Note 1E):(2)
    Class A  ........................               (737)      ---
    Class B  ........................                ---       ---
    Class C  ........................                ---       ---
    Class Y  ........................                (26)      ---
                                                --------  --------
                                                    (763)      ---
                                                --------  --------
 Capital share transactions
   (Note 6) .........................            243,443   128,067
                                                --------  --------
      Total increase ................            215,171   131,482
NET ASSETS
 Beginning of period  ...............            131,582       100
                                                --------  --------
 End of period  .....................           $346,753  $131,582
                                                ========  ========
   Undistributed net investment income              $696      $358
                                                    ====      ====
(1)Commencement of operations.
(2)See "Financial Highlights" on pages 17 - 20.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     VALUE FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                   For the        For the
                                    fiscal        period from
                                      year        12-15-00(1)
                                     ended        through
                                   6-30-02        6-30-01
                                   --------       --------
Net asset value,
 beginning of period  ..........    $10.82         $10.00
                                     -----         ------
Income (loss) from investment
 operations:
 Net investment income  ........      0.02           0.03
 Net realized and unrealized
   gain (loss) on investments ..     (0.92)          0.79
                                     -----         ------
Total from investment
 operations  ...................     (0.90)          0.82
                                     -----         ------
Less distributions from net
 investment income  ............     (0.03)         (0.00)
                                     -----         ------
Net asset value,
 end of period  ................    $ 9.89         $10.82
                                    ======         ======
Total return(2) ................     -8.30%          8.20%
Net assets, end of
 period (in millions)  .........      $286           $109
Ratio of expenses to average
 net assets including voluntary
 expense waiver  ...............      1.39%          1.47%(3)
Ratio of net investment income
 to average net assets including
 voluntary expense waiver  .....      0.53%          1.17%(3)
Ratio of expenses to average
 net assets excluding voluntary
 expense waiver  ...............       ---(4)        1.50%(3)
Ratio of net investment income
 to average net assets excluding
 voluntary expense waiver  .....       ---(4)        1.14%(3)
Portfolio turnover rate ........     60.26%          9.60%

(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)Because the Fund's net assets now exceed $25 million, there is no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     VALUE FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                   For the        For the
                                    fiscal        period from
                                      year        12-15-00(1)
                                     ended        through
                                   6-30-02        6-30-01
                                   --------       --------
Net asset value,
 beginning of period     .......    $10.77         $10.00
                                    ------         ------
Income (loss) from investment
 operations:
 Net investment income (loss)  .     (0.04)          0.00
 Net realized and unrealized
   gain (loss) on investments ..     (0.95)          0.77
                                    ------         ------
Total from investment
 operations  ...................     (0.99)          0.77
                                    ------         ------
Less distributions from net
 investment income  ............     (0.00)         (0.00)
                                    ------         ------
Net asset value,
 end of period  ....                $ 9.78         $10.77
                                    ======         ======
Total return ...................     -9.19%          7.70%
Net assets, end of period (in
 millions)  ....................       $33            $13
Ratio of expenses to average
 net assets including
 voluntary expense waiver  .....      2.36%          2.42%(2)
Ratio of net investment income
 to average net assets including
 voluntary expense waiver  .....     -0.45%          0.14%(2)
Ratio of expenses to average
 net assets excluding
 voluntary expense waiver  .....       ---(3)        2.46%(2)
Ratio of net investment
 income to average net assets
   excluding voluntary expense
   waiver ......................       ---(3)        0.10%(2)
Portfolio turnover rate ........     60.26%          9.60%

(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets now exceed $25 million, there is no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     VALUE FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                   For the        For the
                                    fiscal        period from
                                      year        12-15-00(1)
                                     ended        through
                                   6-30-02        6-30-01
                                   --------       --------
Net asset value,
 beginning of period  ..........    $10.77         $10.00
                                    ------         ------
Income (loss) from investment
 operations:
Net investment income (loss) ...     (0.03)          0.01
Net realized and unrealized
 gain (loss) on investments  ...     (0.94)          0.76
                                    ------         ------
Total from investment
 operations  ...................     (0.97)          0.77
                                    ------         ------
Less distributions from
 net investment income  ........     (0.00)         (0.00)
                                    ------         ------
Net asset value,
 end of period  ................    $ 9.80         $10.77
                                    ======         ======
Total return ...................     -8.91%          7.70%
Net assets, end of period (in
 millions)  ....................       $19             $9
Ratio of expenses to average
 net assets including
 voluntary expense waiver  .....      2.20%          2.25%(2)
Ratio of net investment income
 to average net assets including
 voluntary expense waiver  .....     -0.29%          0.39%(2)
Ratio of expenses to average
 net assets excluding
 voluntary expense waiver  .....       ---(3)        2.29%(2)
Ratio of net investment income
 to average net assets excluding
 voluntary expense waiver  .....       ---(3)        0.36%(2)
Portfolio turnover rate  .......     60.26%          9.60%

(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets now exceed $25 million, there is no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     VALUE FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                   For the        For the
                                    fiscal        period from
                                      year        12-15-00(1)
                                     ended        through
                                   6-30-02        6-30-01
                                   --------       --------
Net asset value,
 beginning of period  ..........    $10.84         $10.00
                                    ------         ------
Income (loss) from investment
 operations:
 Net investment income  ........      0.01           0.07
 Net realized and unrealized
   gain (loss) on investments ..     (0.87)          0.77
                                    ------         ------
Total from investment
 operations  ...................     (0.86)          0.84
                                    ------         ------
Less distributions from net
 investment income  ............     (0.07)         (0.00)
                                    ------         ------
Net asset value,
 end of period  ................    $ 9.91         $10.84
                                    ======         ======
Total return ...................     -7.85%          8.40%
Net assets, end of period (in
 millions)  ....................        $9             $1
Ratio of expenses to average
 net assets including
 voluntary expense waiver  .....      0.95%          1.11%(2)
Ratio of net investment income
 to average net assets including
 voluntary expense waiver  .....      0.97%          1.77%(2)
Ratio of expenses to average
 net assets excluding
 voluntary expense waiver  .....       ---(3)        1.13%(2)
Ratio of net investment income
 to average net assets excluding
 voluntary expense waiver  .....       ---(3)        1.75%(2)
Portfolio turnover rate ........     60.26%          9.60%

(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets now exceed $25 million, there is no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
     June 30, 2002

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek long-term capital appreciation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 - Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2002, $55,286 had been reclassified between additional paid-in capital and accumulated undistributed net investment income. Net investment income, net realized gains and net assets were not affected by this change.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization

The Fund, a Maryland corporation, was organized on September 7, 2000 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until December 15, 2000 (the date of the initial public offering).

On November 28, 2000, Waddell & Reed, Inc. ("W&R") purchased for investment 10,000 Class A shares of the Fund at their net asset value of $10.00 per share.

Prepaid registration expenses in the amount of $55,286 were paid by the Fund and were amortized over the twelve months following the initial public offering.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. However, WRIMCO has voluntarily agreed to waive its management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver. The Fund accrues and pays this fee daily. The Fund also reimburses WRIMCO for certain out-of-pocket costs.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
          From $    0 to $   10                $      0
          From $   10 to $   25                $ 11,000
          From $   25 to $   50                $ 22,000
          From $   50 to $  100                $ 33,000
          From $  100 to $  200                $ 44,000
          From $  200 to $  350                $ 55,000
          From $  350 to $  550                $ 66,000
          From $  550 to $  750                $ 77,000
          From $  750 to $1,000                $ 93,500
               $1,000 and Over                 $110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5042 for each shareholder account which was in existence at any time during the prior month. Prior to December 1, 2001, the shareholder servicing charge was $1.3375 per account, paid monthly. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $4,138,503. During the period ended June 30, 2002, W&R received $52,074 and $5,205 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $2,916,865 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $7,575, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Securities Transactions

Purchases of investment securities, other than United States Government obligations and short-term securities, aggregated $352,870,667, while proceeds from maturities and sales aggregated $129,111,465. Purchases of short-term securities aggregated $2,414,983,411, while proceeds from maturities and sales aggregated $2,391,475,779. No United States Government obligations were purchased or sold during the period ended June 30, 2002.

For Federal income tax purposes, cost of investments owned at June 30, 2002 was $354,273,995, resulting in net unrealized depreciation of $4,932,526, of which $15,507,809 related to appreciated securities and $20,440,335 related to depreciated securities.

NOTE 5 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2002 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income ......................... $ 1,087,818
Distributed ordinary income .................     389,987
Undistributed ordinary income ...............     697,831

Realized long-term capital gains ............         ---
Distributed long-term capital gains .........         ---
Undistributed long-term capital gains .......         ---

Capital loss carryover ......................   3,196,360

Post-October capital losses deferred ........  16,963,401

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October capital losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by fiscal year in which the capital loss carryovers will expire if not utilized.

2009    .....................................  $  405,394
2010    .....................................   3,196,360
                                               ----------
Total Carryover .............................  $3,601,754
                                               ==========

NOTE 6 -- Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.
                                                          For the
                                             For the       fiscal
                                         fiscal year       period
                                               ended        ended
                                            June 30,     June 30,
                                                2002         2001
                                         -----------     --------
Shares issued from sale of shares:
 Class A  ................................    23,856       10,375
 Class B  ................................     2,696        1,221
 Class C  ................................     1,554          916
 Class Y  ................................       883           92
Shares issued from reinvestment
 of dividend:
 Class A  ................................        69          ---
 Class B  ................................       ---          ---
 Class C  ................................       ---          ---
 Class Y  ................................         2          ---
Shares redeemed:
 Class A  ................................    (5,080)        (342)
 Class B  ................................      (503)         (10)
 Class C  ................................      (475)         (85)
 Class Y  ................................       (68)          (5)
                                              ------       ------
Increase in outstanding capital shares....    22,934       12,162
                                              ======       ======

Value issued from sale of shares:
 Class A  ................................  $252,930     $109,226
 Class B  ................................    28,359       12,919
 Class C  ................................    16,361        9,640
 Class Y  ................................     9,354          950
Value issued from reinvestment
 of dividend:
 Class A  ................................       726          ---
 Class B  ................................       ---          ---
 Class C  ................................       ---          ---
 Class Y  ................................        26          ---
Value redeemed:
 Class A  ................................   (53,400)      (3,632)
 Class B  ................................    (5,240)        (109)
 Class C  ................................    (4,946)        (880)
 Class Y  ................................      (727)         (47)
                                            --------     --------
Increase in outstanding capital ..........  $243,443     $128,067
                                            ========     ========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Value Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Value Fund, Inc. (the "Fund") as of June 30, 2002, and the related statement of operations for the fiscal year then ended, and the statements of changes in net assets and the financial highlights for the fiscal year then ended and the fiscal period December 15, 2000 (inception) through June 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Value Fund, Inc. as of June 30, 2002, the results of its operations for the fiscal year then ended, the changes in its net assets and the financial highlights for the fiscal year then ended and the fiscal period December 15, 2000 (inception) through June 30, 2001, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
August 9, 2002

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record date, will give you the total amounts to be reported in your Federal income tax return for the year in which they were received or reinvested.

                                 PER-SHARE AMOUNTS REPORTABLE AS:
          -------------------------------------------------------
                     For Individuals             For Corporations
               -------------------------------------------------------
  Record         Ordinary  Long-Term               Non- Long-Term
    Date    Total  IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -------------   ---------------------------------------
                                    Class A
12-12-01 $0.03420$0.03420       $--- $0.03420      $---      $---
         ================       ==== ========      ====      ====

                                    Class Y
12-12-01 $0.07320$0.07320       $--- $0.07320      $---      $---
         ================       ==== ========      ====      ====
u
CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Value Fund, Inc.

Each of the individuals listed below serves as a director for each of the portfolios within the Waddell & Reed Advisors Funds, W&R Funds, Inc., Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. for a total of 47 portfolios served. Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years.

The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

  Disinterested Directors

James M. Concannon (54)
Washburn Law School, 1700 College, Topeka, KS 66621
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School; formerly, Dean, Washburn Law School
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment company

John A. Dillingham (62)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; formerly, Instructor at Central Missouri State University; formerly, Consultant and Director, McDougal Construction Co.
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, American Royal and Salvation Army

David P. Gardner (68)
2441 Iron Canyon Drive, Park City UT 84060
Position held with Fund:  Director
Director since:  1998
Principal Occupation During Past 5 Years: formerly, President, William and Flora Hewlett Foundation
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp., Campus Pipeline, John & Karen Huntsman Foundation and Huntsman Cancer Foundation; formerly, Chairman, George S. and Dolores Dor'e Eccles Foundation; formerly, Director, First Security Corp., Digital Ventures and Charitableway

Linda K. Graves (48)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1995
Principal Occupation During Past 5 Years:  First Lady of Kansas
Other Directorships held by Director: Chairman & Director, Community Foundation of Johnson County; Director, Greater Kansas City Community Foundation, and Friends of Cedar Crest Association; Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (34)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1998
Principal Occupations During Past 5 Years: Vice President & General Counsel, Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise investments
Other Directorships held by Director: Treasurer, Oklahoma Appleseed (Center for Law and Justice)

John F. Hayes (82)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1988
Principal Occupation During Past 5 Years: Chairman, Gilliland & Hayes, PA, a law firm
Other Directorships held by Director: Director, Central Bank & Trust and Central Financial Corp.; formerly, Director, Central Properties, Inc.

Glendon E. Johnson (77)
13635 Deering Bay Drive, Unit 284, Miami, FL 33158
Position held with Fund:  Director
Director since:  1971
Principal Occupations During Past 5 Years: Retired; formerly, Chief Executive Officer and Director, John Alden Financial Corp.
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (64)
1213 W. 95th Ct., Chartwell #4, Kansas City, MO 64114
Position held with Fund:  Director
Director since:  1995
Principal Occupations During Past 5 Years: Professor, University of Missouri at Kansas City; formerly, Chancellor, University of Missouri at Kansas City
Other Directorships held by Director:  None

Frederick Vogel III (66)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1971
Principal Occupation During Past 5 Years:  Retired
Other Directorships held by Director:  None

  Interested Directors

Robert L. Hechler (65)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer; formerly, Vice President
Director since:  1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director:  None

Henry J. Herrmann (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); Treasurer of WDR (1998 to 1999); Director of W&R (1993 to present); Director of WRIMCO (1992 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present)
Other Directorships held by Director:  None

Frank J. Ross, Jr. (48)
Polsinelli, Shalton & Welte,700 West 47th Street, Suite 1000, Kansas City, MO 64112
Position held with Fund:  Director
Director since:  1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm
Other Directorships held by Director:  Director, Columbian Bank & Trust

Keith A. Tucker (56)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Director since:  1993; Chairman of the Board of Directors since:  1998
Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Principal Financial Officer of WDR (1998 to 1999); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998); Chairman of the Board of Directors of Torchmark Distributors, Inc. (1993 to 1997)
Other Directorships held by Director:  Director, Vesta Insurance Group (1996 to
1997)

  Officers

Theodore W. Howard (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Vice President, Treasurer and Principal Accounting Officer, 1 year; Principal Financial Officer, since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Vice President of WRSCO (1988 to 2001)
Directorships held:  None

Kristen A. Richards (34)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Secretary and Associate General
Counsel
Length of Time Served:  1 year
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)
Directorships held:  None

Daniel C. Schulte (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Assistant Secretary and General
Counsel
Length of Time Served:  1 year
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Assistant Secretary of WDR (1998 to 2000); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)
Directorships held:  None

Michael D. Strohm (50)
6300 Lamar Avenue, Overland Park KS 66202
Position held with Fund:  Vice President
Length of Time Served:  since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WDR (1998 to present); Chief Operations Officer of WDR (since 2002); President, Director, Chief Executive Officer and Chief Financial Officer of W&R (since 2002); Senior Vice President of W&R (1994 to 2002); President and Director of WRSCO (1999 to present)
Directorships held:  None

Harry M. Flavin (58)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President and portfolio manager
Length of Time Served:  1 year
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRIMCO (2000 to present); portfolio manager for investment companies managed by WRIMCO (2000 to present); President, Co-Chief Investment Officer and Director of Austin, Calvert & Flavin, an affiliate of WRIMCO
Directorships held:  None

Cynthia P. Prince-Fox (42)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President and portfolio manager
Length of Time Served:  since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRIMCO (2000 to present); Vice President of WRIMCO (1993 to 2000); portfolio manager for investment companies managed by WRIMCO (1993 to present); Co-Chief Investment Officer and Vice President of Austin, Calvert & Flavin, an affiliate of WRIMCO (2001 to present)
Directorships held:  None

DIRECTORS
Keith A. Tucker, Chairman of the Board
James M. Concannon
John A. Dillingham
David P. Gardner
Linda K. Graves
Joseph Harroz, Jr.
John F. Hayes
Robert L. Hechler
Henry J. Herrmann
Glendon E. Johnson
Frank J. Ross, Jr.
Eleanor B. Schwartz
Frederick Vogel III

OFFICERS
Henry J. Herrmann, President
Harry M. Flavin, Vice President
Theodore W. Howard, Vice President and Treasurer
Cynthia P. Prince-Fox, Vice President
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Michael D. Strohm, Vice President

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy
At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected
In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed
While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information
Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right
If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.

------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CLIENT SERVICES
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355


Our INTERNET address is:
  http://www.waddell.com

NUR1021A(6-02)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.